SCHEDULE OF PROPERTY AND EQUIPMENT, NET (Details) - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Buildings		$ 28,128,416	$ 25,532,908
Machinery and equipment		7,524,170	6,698,443
Office equipment and furniture		1,296,201	765,597
Automobiles		754,764	810,156
Leasehold improvements		41,095,980	5,028,382
Construction-in-progress (“CIP”) (1)	[1]	597,594	10,647,107
Total		79,397,125	49,482,593
Less: accumulated depreciation		(9,214,249)	(5,668,986)
Impairment of fixed assets		306,837	280,095
Property, plant and equipment, net		$ 69,876,039	$ 43,533,512

[1]	The Company’s CIP primarily consisted of the following: On March 16, 2018, the Company acquired 100% of the equity interests in Meijia from its original shareholder, for a total cash consideration of RMB 71.0 million ($11.0 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure to bring Meijia manufacturing facility into use was originally estimated to be completed at a cost of RMB110 million ($17.0 million). The actual costs have been adjusted based on additional works required for waterproofing, sewage pipeline and hazardous waste leakage prevention. As a result, total actual costs incurred as of June 30, 2021, amounted to RMB118.5 million ($18.4 million). Meijia plant started test operations in August 2019, and has started normal production since December 2019 upon passing the final inspection conducted by the local government. Meijia plant has reached its fully production capacity and all CIP has been transferred to fixed assets as of June 30, 2021. In addition, the Company’s subsidiary Dongguan Jiasheng also had a capital project to build new manufacturing and operating facilities, which include warehouse, workshops, office building, security gate, employee apartment building, electrical transformer station and exhibition hall, etc. The total budget is approximately RMB 230.8 million ($35.8 million). As of June 30, 2021, the Company had substantially completed this project and transferred most of the related CIP to fixed assets. As of June 30, 2021, the Company has made total payments of approximately RMB 161.3 million ($25.0 million) in connection to this project, which resulted in future minimum capital expenditure payments of RMB 69.5 million ($10.8 million). As of June 30, 2021, the Company recorded approximately $10.7 million unpaid costs in connection to this CIP project in accrued liabilities and other payable..